UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2022 (February 17, 2022)

DuPont de Nemours, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38196	81-1224539
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

974 Centre Road, Building 730
Wilmington, DE	19805
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(302) 774-3034

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	DD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 17, 2022, DuPont de Nemours, Inc., a Delaware corporation (the “Company” or “DuPont”) and certain of its subsidiaries entered into a Transaction Agreement (the “Transaction Agreement”) with Celanese Corporation, a Delaware Corporation (“Buyer”), pursuant to which, subject to the satisfaction of the conditions set forth in the Transaction Agreement, DuPont has agreed to sell to the Buyer a majority of the Company’s Mobility & Materials segment, including the Engineering Polymers business line and select product lines within the Performance Resins and Advanced Solutions business lines (the “Business”) for $11,000,000,000 in cash, subject to customary transaction adjustments in accordance with the Transaction Agreement (the “Transaction”).

Consummation of the Transaction is subject to the satisfaction or waiver of certain customary mutual closing conditions, including (i) the absence of an injunction in certain agreed jurisdictions that would prohibit consummation of the Transaction and (ii) the expiration or termination of the required waiting, notice or review periods and approvals or clearances under the Hart-Scott-Rodino Act, as amended, and certain other approvals under non-U.S. regulatory laws, as applicable, including, without limitation, the European Union, China, Brazil, Mexico, South Korea and Turkey. The obligation of each party to consummate the Transaction is also conditioned upon the other party’s representations and warranties being true and correct (subject to certain materiality exceptions) and the other party having performed in all material respects its obligations under the Transaction Agreement.

The Transaction Agreement contains representations, warranties and covenants of the Company and Buyer generally customary for a transaction of this type. The Transaction Agreement also provides for customary indemnification related to liabilities intended to be assumed by the Buyer or retained by the Company and other matters. The Company and Buyer also agreed to use their reasonable best efforts to cause the Transaction to be consummated and to obtain any required regulatory approvals.

The Transaction Agreement contains certain termination rights, including, among others, (i) for the Seller and Buyer, if the Transaction is not consummated on or before February 17, 2023, subject to two extensions of three months each if all closing conditions have been satisfied other than those related to the receipt of regulatory approvals and those to be satisfied at closing and (ii) for the Seller and Buyer, if any of the other party’s representations and warranties fails to be true and correct or the other party breaches or fails to perform its covenants or other agreements, in each case, such that a closing condition fails to be satisfied.

The foregoing description of the Transaction Agreement is subject to, and qualified in its entirety by reference to, the full text of the Transaction Agreement, a copy of which is attached as Exhibit 2.1 hereto and is incorporated by reference herein. The Transaction Agreement has been attached to provide information regarding its terms. It is not intended to provide any other factual information about the Company, the Buyer or the business sold by the Company under the Transaction Agreement. In particular, the assertions embodied in the representations and warranties in the Transaction Agreement were made as of a specified date, are modified or qualified by information in a confidential disclosure letter prepared in connection with the execution and delivery of the Transaction Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to shareholders, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Transaction Agreement are not necessarily characterizations of the actual state of facts about the Company, the Buyer, or the business sold by the Company under the Transaction Agreement at the time they were made or otherwise and should only be read in conjunction with the other information that the Company and the Buyer make publicly available in reports, statements and other documents filed with the U.S. Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Transaction Agreement by and among DuPont de Nemours, Inc., DuPont E&I Holding, Inc. and Celanese Corporation, dated February 17, 2022.* †

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

The Company has omitted certain schedules and other similar attachments to such agreement pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish a copy of such omitted documents to the SEC upon request.

†	Certain provisions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

Cautionary Statement Regarding Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” and similar expressions and variations or negatives of these words.

Forward-looking statements address matters that are, to varying degrees, uncertain and subject to risks, uncertainties, and assumptions, many of which that are beyond DuPont’s control, that could cause actual results to differ materially from those expressed in any forward-looking statements. Forward-looking statements are not guarantees of future results. Some of the important factors that could cause DuPont’s actual results to differ materially from those projected in any such forward-looking statements include, but are not limited to: (i) the parties’ ability to meet expectations regarding the timing, completion (if at all), accounting and tax treatment of the proposed transaction including (x) any failure to obtain necessary regulatory approvals or to satisfy any of the other conditions to the proposed transaction, (y) the possibility that unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies could impact the value, timing or pursuit of the proposed transaction, and (z) risks and costs and pursuit and/or implementation, timing and impacts to business operations of the separation of business lines in scope for the proposed transaction, (ii) risks and uncertainties relating to the Business, including increased costs and the ability to obtain raw materials and meet customer needs, related to operational and supply chain impacts or disruptions, which may result from, among other events, the COVID-19 pandemic and actions in response to it, and geo-political and weather related events; (iii) ability of the Business to offset increases in cost of inputs, including raw materials, energy and logistics; and (iv) other risks to DuPont’s business, operations, including with respect to the Business; each as further discussed in DuPont’s most recent annual report and subsequent current and periodic reports filed with the U.S. Securities Exchange Commission. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business or supply chain disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on DuPont’s consolidated financial condition, results of operations, credit rating or liquidity. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. DuPont assumes no obligation to publicly provide revisions or updates to any forward looking statements whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUPONT DE NEMOURS, INC.

By:	/s/ Michael G. Goss
Name:	Michael G. Goss
Title:	Vice President and Controller

Date: February 22, 2022

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